Exhibit 99.1

FOR IMMEDIATE RELEASE

CardiAMP Cell Therapy Heart Failure Trial Two Year Roll In Cohort Data to be Presented at
Heart Failure Society of America Annual Meeting

Clinical Leadership and Management Call to Follow

Sunnyvale, Calif. September 14, 2022 – BioCardia®, Inc. [Nasdaq: BCDA], a developer of cellular and cell-derived therapeutics for the treatment of  cardiovascular and pulmonary diseases,  today announces that new data from its CardiAMP® Cell Therapy for Heart Failure pivotal trial (ClinicalTrials.gov Identifier: NCT02438306), will be presented at the Heart Failure Society of America (HFSA) Annual Meeting on October 1, 2022 at 6:00pm titled, “Autologous Cell Therapy For HFrEF: Efficacy Outcomes at Two Years for The Roll-in Cohort of a Phase III Pivotal Trial.”  This year’s HFSA meeting provides a hybrid format; in-person at the Gaylord National Harbor in Washington, D.C., or global live on-line access.

This data from the CardiAMP Cell Therapy Heart Failure trial will be released Monday, October 3, 2022, with anticipated details for a conference call with trial clinical leadership and management to follow.  The planned conference call is expected to review the data presented at the Heart Failure Society of America meeting, detail the status of the trial, and discuss efforts being taken to implement an adaptive statistical analysis plan as recommended by the recent independent Data Safety Monitoring Board (DSMB) review.

“We look forward to presenting the two-year roll in cohort results from the CardiAMP Cell Therapy for Heart Failure Trial at this year’s HFSA annual meeting,” stated BioCardia’s Vice President of Clinical, Debby Holmes-Higgin.   “In addition, we look forward to detailing efforts towards the implementation of the adaptive statistical analysis plan, which may further reduce trial risk and enable the DSMB to review the data early for efficacy.”

About BioCardia®

BioCardia, Inc., headquartered in Sunnyvale, California, is a developer of two biotherapeutic platforms – the CardiAMP autologous bone marrow derived mononuclear cell therapy for cardiovascular indications, and the NK1R+ allogenic bone marrow derived mesenchymal stem cell therapies for cardiovascular and pulmonary diseases.  These platforms underlie four product candidates, each with the potential to meaningfully benefit millions of patients. Three of these investigational therapies are enabled by the Company’s proprietary biotherapeutic delivery platforms, which the Company also selectively licenses to other biotherapeutic development firms.

Forward Looking Statements:

This press release contains forward-looking statements that are subject to many risks and uncertainties. Forward-looking statements include, among other things, references to the presentation of data from the CardiAMP Heart Failure Trial and future conference calls. These forward-looking statements are made as of the date of this press release, and BioCardia assumes no obligation to update the forward-looking statements.

We may use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey the uncertainty of future events or outcomes to identify these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained herein, we caution you that forward-looking statements are not guarantees of future performance and that our actual results may differ materially from the forward-looking statements contained in this press release. As a result of these factors, we cannot assure you that the forward-looking statements in this press release will prove to be accurate.  Additional factors that could materially affect actual results can be found in BioCardia’s Form 10-K filed with the Securities and Exchange Commission on March 29, 2022, under the caption titled “Risk Factors.” BioCardia expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Media Contact:
Anne Laluc, Marketing
Email: alaluc@BioCardia.com
Phone: 650-226-0120

Investor Contact:
David McClung, Chief Financial Officer
Email: investors@BioCardia.com
Phone: 650-226-0120